EXHIBIT 32

NEXGEN APPLIED SOLUTIONS INC.

Certification of the Chief Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the accompanying Quarterly Report on Form 10-Q, of Nexgen Applied Solutions Inc. (the “Company”) for the 3 months ended June 30, 2016 (the “Report”), I, Robert Coleridge, President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 30, 2016

/s/ Robert Coleridge
Principal Executive Officer and Principal Financial Officer